Long-term borrowings	12 Months Ended
Dec. 31, 2018
Aegon N.V [member]
Statement [LineItems]
Long-term borrowings

16 Long-term borrowings

	2018	2017
Remaining terms less than 1 year	78	500

Remaining terms 1 – 5 years	496	82

Remaining terms 5 – 10 years	-	495

Remaining terms over 10 years	717	724
At December 31	1,292	1,801

Long-term borrowings decreased by EUR 509 million to EUR 1,292 million compared to December 31, 2017, mainly related to the repayment of EUR 500 million 0% senior unsecured notes on August 30, 2018.

The repayment periods of borrowings vary from within one year up to a maximum of 21 years. The interest rates vary from 1.000% to 6.625% per annum. The market value of the long-term borrowings amounted to EUR 1,649 million (2017: EUR 2,198 million).